EXHIBIT 10.18

                                JOINDER AGREEMENT


     JOINDER AGREEMENT dated as of December 28, 2000, among PSS WORLD MEDICAL, INC., a Florida corporation (the "Borrower"), each Domestic Subsidiary of a credit party listed on the signature page hereto (each, a "New Subsidiary", and collectively, the "New Subsidiaries") and BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), as Agent (in such capacity, the "Agent"), for the Lenders (as defined herein).

     Reference is made to (a) the Amended and Restated Credit Agreement dated as of December 28, 2000 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"), among the Borrower, the financial institutions party thereto as lenders (the "Lenders") and BANK OF AMERICA, N.A., as Agent and Issuing Lender, (b) the Pledge and Security Agreement dated as of February 11, 1999 (as amended, modified, supplemented or restated from time to time, the "Pledge Agreement"), among the Borrower, the other Grantors named therein and the Agent, (c) the Subsidiaries Guarantee Agreement dated as of February 11, 1999 (as amended, modified, supplemented or restated from time to time, the "Subsidiaries Guarantee Agreement"), among the Subsidiary Guarantors named therein and the Agent and (d) the Indemnity, Subrogation and Contribution Agreement dated as of February 11, 1999 (as amended, modified, supplemented or restated from time to time, the "Indemnity, Subrogation and Contribution Agreement"), among the Borrower, the Guarantors named therein and the Agent. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

     The Credit Agreement requires each Person that was not a Subsidiary of any Credit Party on the date thereof but subsequently becomes, or comes into existence as, a Subsidiary of any Credit Party to cause 100% (or 65% if such Person is a Foreign Subsidiary of a Credit Party so long as the pledge of any greater percentage would have adverse tax consequences to the Credit Parties, excluding the Capital Stock of any Foreign Subsidiary which is not a direct Foreign Subsidiary of any Credit Party) of its Capital Stock to be pledged to the Agent pursuant to the Pledge Agreement, to enter into the Pledge Agreement as an additional "Grantor," the Subsidiaries Guarantee Agreement as an additional "Guarantor" and the Indemnity, Subrogation and Contribution Agreement as an additional "Guarantor."

     The Credit Agreement, the Pledge Agreement, the Subsidiaries Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement specify that additional Subsidiaries of the Credit Parties may become "Grantors" under the Pledge Agreement and may become "Guarantors" under the Subsidiaries Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Agreement. Each of the undersigned is a Subsidiary of a Credit Party and is executing this Agreement in accordance with the requirements of the Credit Agreement in order to become a "Grantor" under the Pledge Agreement and a "Guarantor" under the Subsidiaries Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement, to induce the Lenders to make or maintain extensions of credit to the Borrower and as consideration for extensions of credit previously made to the Borrower.

     Accordingly, the Borrower, the Agent and each New Subsidiary agree as follows:

     SECTION 1. Pledge Agreement. In accordance with Section 7.13 of the Pledge Agreement, each New Subsidiary by its signature hereto shall become a "Grantor" under the Pledge Agreement with the same force and effect as if originally named therein as a Grantor (as defined in the Pledge Agreement) and each New
Subsidiary hereby (a) agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Grantor thereunder, (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof and (c) acknowledges receipt of a copy of and agrees to be bound by the terms of the Pledge Agreement. In furtherance of the foregoing, as security for the payment or performance, as the case may be, of the Secured Obligations (as defined in the Pledge Agreement) of each New Subsidiary as a Grantor, each New Subsidiary hereby grants to the Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in and hereby pledges and assigns, all of such New Subsidiary's right, title and interest in, to and under the Collateral listed on Schedules 2 and 3 attached hereto and all other Collateral referred to in the Pledge Agreement. Each reference to a "Grantor" in the Pledge Agreement shall be deemed to include each New Subsidiary and each Schedule attached to this Agreement shall be incorporated into and become part of and supplement the corresponding Schedules to the Pledge Agreement.

     SECTION 2. Subsidiaries Guarantee Agreement. In accordance with Section 10 of the Subsidiaries Guarantee Agreement, each New Subsidiary by its signature hereto shall become a "Guarantor" under the Subsidiaries Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor (as defined in the Subsidiaries Guarantee Agreement) and each New Subsidiary hereby
(a) agrees to all the terms and provisions of the Subsidiaries Guarantee Agreement applicable to it as a Guarantor thereunder, (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof and (c) acknowledges receipt of a copy of and agrees to be obligated and bound by the terms of the Subsidiaries Guarantee Agreement. Each reference to a "Guarantor" in the Subsidiaries Guarantee Agreement shall be deemed to include each New Subsidiary. Each New Subsidiary hereby waives acceptance by the Agent and the Lenders of the guarantee by such New Subsidiary under the Subsidiaries Guarantee Agreement upon the execution of this Agreement by such New Subsidiary.

     SECTION 3. Indemnity, Subrogation and Contribution Agreement. In accordance with Section 5 of the Indemnity, Subrogation and Contribution Agreement, each New Subsidiary by its signature hereto shall become a "Guarantor" under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Guarantor (as defined in the Indemnity, Subrogation and Contribution Agreement) and each New Subsidiary hereby (a) agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Guarantor thereunder, and (b) acknowledges receipt of a copy of and agrees to be obligated and bound by the terms of, the Indemnity, Subrogation and Contribution Agreement. Each reference to a "Guarantor" in the Indemnity, Subrogation and Contribution Agreement shall be deemed to include each New Subsidiary.

     SECTION 4. Representations. Each New Subsidiary hereby represents and warrants that (a) this Agreement has been duly authorized, executed and delivered by such New Subsidiary and constitutes a legal, valid and binding obligation of such New Subsidiary enforceable against it in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, voidable preference or similar laws and the application of equitable principles generally, and (b) attached hereto is a true, accurate and complete Perfection Certificate relating to such New Subsidiary and its Collateral.

     SECTION 5. Effectiveness. This Agreement shall become effective upon satisfaction of the following conditions:

          (a) the receipt by the Agent, in form and substance satisfactory to the Agent, of the following:

               (i)  duly executed counterparts of this Agreement;

               (ii) copy of each New Subsidiary's certificate of incorporation or other constitutive documents, including all amendments thereto, certified as of a recent date by the Secretary of State of the jurisdiction of its organization, and a certificate as to its good standing, as of a recent date, from such Secretary of State;

               (iii) a  certificate  of the  Secretary,  Assistant  Secretary or other authorized representative of each New Subsidiary certifying (A) that attached thereto is a true and complete copy of its by-laws in effect on the date thereof and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of each New Subsidiary (or, in the case of a partnership, the managing general partner thereof) authorizing the execution, delivery and performance of this Agreement and the performance of the Pledge Agreement, the Subsidiaries Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement to which it will be a party and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate of incorporation or other constitutive documents of each New Subsidiary have not been amended since the date of the last amendment thereto shown on the certificateof good standing furnished pursuant to clause (ii) above and (D) as to the incumbency and specimen signature of each authorized representative executing any document delivered in connection herewith on behalf of such party;

               (iv) a certificate of another authorized representative as to the
          incumbency  and  specimen   signature  of  the  person  executing  the
          certificate pursuant to clause (iii) above;

               (v) subject to Section 6.15 of the Credit Agreement, upon the request of the Agent, certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports from an independent search service satisfactory to the Agent, listing (A) any judgment naming each New Subsidiary as judgment debtor in any of the jurisdictions where a Uniform Commercial Code financing statement would be required by law to be filed in order to create a perfected security interest in or lien on any of the personal or real property of such New Subsidiary, (B) any tax lien that names each New Subsidiary as a delinquent taxpayer in any of the jurisdictions referred to in the preceding clause (A), and (C) any Uniform Commercial Code financing statement that names each New Subsidiary as debtor or seller filed in any of the jurisdictions referred to in the preceding clause (A);


               (vi) appropriate duly executed termination statements (Form UCC-3) signed by all persons disclosed on current financing statements as secured parties in the jurisdictions referred to in clause (v) above in form for filing under the Uniform Commercial Code of such jurisdictions (except with respect to Liens permitted under Section
          7.2  of  the  Credit   Agreement);

               (vii) certificates representing all outstanding Capital Stock of any Domestic Subsidiary of each New Subsidiary and 65% of all outstanding Capital Stock of any direct Foreign Subsidiary of each New Subsidiary, accompanied by stock powers endorsed in blank, and any Intercompany Note, duly executed by each New Subsidiary, accompanied by an assignment executed in blank;

               (viii) duly executed financing statements (Form UCC-1) for each jurisdiction as is necessary in order to create in favor of the Agent for the benefit of the Secured Parties a valid, legal and perfected security interest in or Lien on the Collateral that is the subject of the Pledge Agreement in each jurisdiction in which the filing, registration or recordation thereof is so required or requested;

               (ix) an opinion of counsel for each New Subsidiary, dated the date that this Agreement shall become effective, as to all matters relating to such New Subsidiary as the Agent may reasonably request;

               (x) Perfection Certificates duly executed by each New Subsidiary; and

               (xi) all documents the Agent may reasonably request relating to the existence of each New Subsidiary and its corporate or partnership authority to execute, deliver and perform the Pledge Agreement, the Subsidiaries Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement, as applicable, and any other matters relevant hereto or thereto; and

     (b) No Default or Event of Default shall have occurred and be continuing at the time of the execution and delivery hereof or would occur immediately after giving effect thereto.

     SECTION 6. Effect on Loan Documents. Except as expressly supplemented hereby, the Pledge Agreement, the Subsidiaries Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

     SECTION 7. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     SECTION 8. Severability. If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 9. Notices. The address of each New Subsidiary for purposes of all notices and other communications is 4345 Southpoint Boulevard, Jacksonville, Florida 32216, Attention of David H. Klarner (Facsimile No. (904) 332-3187)).

     SECTION 10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

     SECTION 11. Expenses. Each New Subsidiary agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Agreement, including the reasonable fees and expenses of counsel for the Agent.

     IN WITNESS WHEREOF, the Borrower, the New Subsidiary and the Agent have duly executed this Supplemental Agreement as of the day and year first above written.


                  PSS WORLD MEDICAL, INC.


                  By:  /s/ David D. Klarner
                       ---------------------------------------------------------
                        Name:    David D. Klarner
                        Title:   Vice President, Treasury and
                                 Financial Reporting


                  DI SERVICE GROUP, INC., a Florida corporation


                  By:  /s/ David D. Klarner
                       ---------------------------------------------------------
                        Name:    David D. Klarner
                        Title:   Vice President and Secretary
                        Address:


                  LINEAR MEDICAL SYSTEMS, INC., an Arizona corporation


                  By:  /s/ David D. Klarner
                       ---------------------------------------------------------
                        Name:    David D. Klarner
                        Title:   Vice President and Secretary
                        Address:



                  SOUTHEAST IMAGING SYSTEMS, a Florida corporation


                  By:  /s/ David D. Klarner
                       ---------------------------------------------------------
                        Name:    David D. Klarner
                        Title:   Vice President and Secretary
                        Address:

                  DXR IMAGING, INC., a California corporation


                  By:  /s/ David D. Klarner
                       ---------------------------------------------------------
                        Name:    David D. Klarner
                        Title:   Vice President and Secretary
                        Address:




                  PHOENIX RADIOLOGY, LTD., a California corporation

                  By:  /s/ David D. Klarner
                       ---------------------------------------------------------
                        Name:    David D. Klarner
                        Title:   Vice President and Secretary
                        Address:


                  BANK OF AMERICA, N.A., as Agent


                  By:  /s/ Lawrence J. Gordon
                       ---------------------------------------------------------
                         Name:   Lawrence J. Gordon
                         Title:  Principal

                                   Schedule 2
                                   ----------


             CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS


          Name                        Mailing Address               County         State
          ----                        ---------------               ------         -----
DI Service Group Inc.               4345 Southpoint Boulevard,      Duval          FL 32216
                                    Jacksonville

Linear Medical Systems, Inc.        4345 Southpoint Boulevard,      Duval          FL 32216
                                    Jacksonville

Southeast Imaging Systems, Inc.     4345 Southpoint Boulevard,      Duval          FL 32216
                                    Jacksonville

DXR Imaging, Inc.                   4345 Southpoint Boulevard,      Duval          FL 32216
                                    Jacksonville

Phoenix Radiology, Ltd.             4345 Southpoint Boulevard,      Duval          FL 32216
                                    Jacksonville

                        LOCATIONS OF GENERAL INTANGIBLES


          Name                        Mailing Address                   County         State
          ----                        ---------------                   ------         -----
DI Service Group Inc.               4345 Southpoint Boulevard,           Duval          FL  32216
                                    Jacksonville

Linear Medical Systems, Inc.        4345 Southpoint Boulevard,           Duval          FL  32216
                                    Jacksonville

Linear Medical Systems, Inc.        5869 South Kyrene Road, Tempe        Maricopa       AZ 85283

Southeast Imaging Systems, Inc.     4345 Southpoint Boulevard,           Duval          FL  32216
                                    Jacksonville

Southeast Imaging Systems, Inc.     2565 Pemberton Drive, Apopka         Orange         FL  32703

Southeast Imaging Systems, Inc.     4121 Beechwood Drive, Greensboro     Gilford        NC  27410

DXR Imaging, Inc.                   4345 Southpoint Boulevard,           Duval          FL  32216
                                    Jacksonville


DXR Imaging, Inc.                   14447 Griffith Street, San Leandro   Alameda        CA  94577

Phoenix Radiology, Ltd.             4345 Southpoint Boulevard,           Duval          FL  32216
                                    Jacksonville

Phoenix Radiology, Ltd.             7625 Hayvenhurst St., Ste. 40, Van   Los Angeles    CA  91406
                                    Nuys



                             LOCATIONS OF PERSONALTY

    Name of Department                    Mailing Address               County          State
    ------------------                    ---------------               ------          -----
DI Service Group Inc.               4345 Southpoint Boulevard,           Duval          FL  32216
                                    Jacksonville

Linear Medical Systems, Inc.        4345 Southpoint Boulevard,           Duval          FL  32216
                                    Jacksonville

Linear Medical Systems, Inc.        5869 South Kyrene Road, Tempe        Maricopa       AZ 85283

Southeast Imaging Systems, Inc.     4345 Southpoint Boulevard,           Duval          FL  32216
                                    Jacksonville

Southeast Imaging Systems, Inc.     2565 Pemberton Drive, Apopka         Orange         FL  32703

Southeast Imaging Systems, Inc.     4121 Beechwood Drive, Greensboro     Gilford        NC  27410

DXR Imaging, Inc.                   4345 Southpoint Boulevard,           Duval          FL  32216
                                    Jacksonville

DXR Imaging, Inc.                   14447 Griffith Street, San Leandro   Alameda        CA  94577

Phoenix Radiology, Ltd.             4345 Southpoint Boulevard,           Duval          FL  32216
                                    Jacksonville

Phoenix Radiology, Ltd.             7625 Hayvenhurst St., Ste. 40, Van   Los Angeles    CA  91406
                                    Nuys


                                   Schedule 3
                                   ----------

                                PLEDGED INTERESTS


Part I  List of Pledged Interests:
        -------------------------

                                                       Class              Stock             Par          Number
        Grantor                Stock Issuer           Of Stock       Certificate Nos.      Value       of Shares
        -------                ------------           --------       ----------------      -----       ---------
Diagnostic Imaging,      DI Service Group, Inc.        Common                   1          $0.01          100
Inc.

Diagnostic Imaging,      Linear Medical Systems,       Common                   3           N/A          4000
Inc.                     Inc.

Diagnostic Imaging,      Southeast Imaging             Common                   4          $4.00       194400
Inc.                     Systems, Inc.

Diagnostic Imaging,      DXR Imaging, Inc.             Common                   1C          N/A          8177.77
Inc.

Diagnostic Imaging,      Phoenix Radiology, Ltd.       Common                   15          N/A         15850
Inc.

Part II  List of Pledged Debt:
         --------------------


         Grantor                   Debt Issuer            Date of Issuance      Outstanding Balance
         -------                   -----------            ----------------      -------------------
PSS World Medical, Inc.       DI Service Group, Inc.      December 28, 2000      $120,000,000

PSS World Medical, Inc.       Linear Medical Systems,     December 28, 2000      $120,000,000
                              Inc.

PSS World Medical, Inc.       Southeast Imaging           December 28, 2000      $120,000,000
                              Systems, Inc.

PSS World Medical, Inc.       DXR Imaging, Inc.           December 28, 2000      $120,000,000

PSS World Medical, Inc.       Phoenix Radiology, Ltd.     December 28, 2000      $120,000,000


                                   Schedule 4
                                   ----------

                             FILINGS AND RECORDINGS


-------------------------------- ---------------------------------------- ---------------------------
                Name                    UCC Filings and Locations                Other Filings
-------------------------------- ---------------------------------------- ---------------------------
DI Service Group, Inc.           Florida Secretary of State               None
-------------------------------- ---------------------------------------- ---------------------------
Linear Medical Systems, Inc.     Arizona Secretary of State
-------------------------------- ---------------------------------------- ---------------------------
                                 Florida Secretary of State
-------------------------------- ---------------------------------------- ---------------------------
Southeast Imaging Systems, Inc.  Florida State Secretary of State
-------------------------------- ---------------------------------------- ---------------------------
                                 North Carolina of State
-------------------------------- ---------------------------------------- ---------------------------
                                 Gilford County, North Carolina
-------------------------------- ---------------------------------------- ---------------------------
DXR Imaging, Inc.                California Secretary of State
-------------------------------- ---------------------------------------- ---------------------------
                                 Florida Secretary of State
-------------------------------- ---------------------------------------- ---------------------------
Phoenix Radiology, Ltd.          California Secretary of State
-------------------------------- ---------------------------------------- ---------------------------
                                 Florida Secretary of State
-------------------------------- ---------------------------------------- ---------------------------